OFFICE USE

BRITISH COLUMBIA

Ministry of Energy and Mines — Titles Division

RECORD OF 4 POST CLAIM

Mineral Tenure Act, Section 27

Mining Division ______________ Tenure Number ______________

DO NOT WRITE IN THIS AREA ______________ Gold Commissioner   Date of Record ______________

APPLICATION TO RECORD A 4 POST CLAIM

I, William Lumley (Name of Locator) AGENT FOR Terry G. Cook (Name(s))

#338 - 500 Dunsmuir St (Address)   7888 W. 31st Ave (Address)

Vancouver BC   Vancouver BC

V6B 1Y2 (Postal Code) 604 715-4182 (Telephone)   V6L 2A2 (Postal Code) 604 680 9500 (Telephone)

Client Number 116166   Client Number(s) 139879

hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 082L033, in the Vernon Mining Division

ACCESS

Describe how you gained access to the location; include reference to roads, trails, topographic features, permanent landmarks and a description of the legal corner post location.

North on Hwy 97 from Vernon - South 13.6 km on Westside Rd - North 10.3 km on B... Creek Rd to McGregor Forest Rd 7.5 km west. LCP is 210 m due East of Rd at this point

(continue description on reverse)

GPS Co-ordinates taken of posts: Yes ☐ No ☐ If yes, complete information chart on reverse

TAG INFORMATION

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or witness post*) and impressed this information on the tag:

LEGAL CORNER POST

TAG No. 245153

CLAIM NAME WC-1

LOCATOR William E. Lumley

FMC No. 116166

AGENT FOR Terry G. Cook

FMC No. 139879

DATE COMMENCED Feb 17 2004

TIME 8:00 Am

DATE COMPLETED Feb 17 2004

TIME 4:13 pm

NUMBER OF CLAIM UNITS

N 4 S ____ E ____ W 5

IDENTIFICATION POSTS NOT PLACED were (1) QW 2N-4N (2) 4N 1W-5W (3) 5W 3N-1N

because Topography & Snow Conditions

*If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is ________ degrees, at a distance of ________ metres.

Bearing from identification post to witness post is ________ degrees, at a distance of ________ metres.

NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts.

408439

ACKNOWLEDGEMENT

I have complied with all the terms and conditions of the *Mineral Tenure Act* and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification posts if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim, and this information is true and correct.

William E. Lumley

Signature of Locator

SUB-RECORDER RECEIVED MAR 2 - 2004 M.R. # 3 $1200.00 VANCOUVER, B.C.

RECORDING STAMP

6 1887

MTL 130 REV. 03/07